                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-1 of Golden Sky DBS, Inc. of which this Exhibit forms a part.



/s/ Eide Bailly LLP


August 25, 1999

Sioux Falls, South Dakota